STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC1

Payment Number	7
Beginning Date of Collection Period	01-Dec-03
End Date of Collection Period	31-Dec-03
Payment Date	20-Jan-04
Previous Payment Date	22-Dec-03

Funds Disbursement
Collected Funds	54,934,032.76
Available Payment Amount	54,499,745.10
Principal Collections	47,593,641.86
Interest Collections (net of servicing fee)	6,906,103.24
Net of Principal Recoveries	6,906,103.24
Principal Recoveries	0.00
Servicing Fee	434,287.66
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	54,934,032.76
Interest Paid to Notes	1,106,327.67
Principal Paid to Notes	49,618,343.21
Transferor - pursuant to 5.01 (a) (xii)	3,775,074.22
Servicing Fee	434,287.66

Pool Balance
Beginning Pool Balance	1,042,290,394.22
Principal Collections (including repurchases)	47,593,641.86
Additional Principal Reduction Amount	82,080.84
Ending Pool Balance	994,614,671.52

Collateral Performance
Cash Yield (% of beginning balance)	8.45%
Loss Rate (net of principal recoveries; % of beginning balance)	0.09%
Net Yield	8.36%
Realized Losses	82,080.84
Cumulative Realized Losses	132,525.32
Cumulative Loss Percentage	0.01%
Delinquent Loans
One Payment Principal Balance of loans	23,368,989.58
One Payment Number of loans	194
Two Payments Principal Balance of loans	5,349,346.31
Two Payments Number of loans	45
Three+ Payments Principal Balance of loans	12,645,786.56
Three+ Payments Number of loans	115

Two+ Payments Delinquency Percentage	1.81%
Two+ Payments Rolling Average	1.39%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	7,904
Number outstanding end of period	7,592
Number of REO as of the end of the Collection Period	5
Principal Balance of REO as of the end of the Collection Period	382,693.35

Overcollateralization
Begin OC Amount	155,607,028.43
OC Release Amount	0.00
Extra Principal Payment Amount	1,942,620.51
End OC Amount	157,549,648.94

Target OC Amount	157,549,648.94
Interim OC Amount	155,607,028.43
Interim OC Deficiency	1,942,620.51

Monthly Excess Cashflow	5,717,694.73
Principal Payment Amount	47,593,641.86
Principal Collections	47,593,641.86
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,312,913,741.20
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	1.14875%
Class A Formula Rate (1-mo. Libor plus 35bps)	1.49875%
Class A Note Rate	1.49875%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.79875%
Class M Note Rate	1.79875%
Available Funds Cap	8.48649%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	42.310069
2. Principal Payment per $1,000	41.416508
3. Interest Payment per $1,000	0.893562

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.49875%
2. Days in Accrual Period	29

3. Class A Interest Due	891,608.23
4. Class A Interest Paid	891,608.23
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	738,498,084.76
2. Class A Principal Due	41,325,971.41
3. Class A Principal Paid	41,325,971.41
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	697,172,113.35

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.7401160
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.6986995
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	0.7009469

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	42.488931
2. Principal Payment per $1,000	41.416508
3. Interest Payment per $1,000	1.072423

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.79875%
2. Days in Accrual Period	29

3. Class M Interest Due	214,719.44
4. Class M Interest Paid	214,719.44
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	148,185,281.03
2. Class M Principal Due	8,292,371.80
3. Class M Principal Paid	8,292,371.80
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	139,892,909.23

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.7401160
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.6986995
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	0.1406504